Exhibit 32.2 Section 906 Certification

Certification of Ernest Peters Pursuant to 18 U.S.C. Section 1350,
As Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

 I, Ernest Peters, Treasurer, Principal Accounting Officer and Director of Radium Ventures, Inc. (the "Company"), certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

(1)

The Quarterly Report on Form 10-QSB of the Company for the period ended January 31, 2004 (the "Report"), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 780(d)); and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 10, 2004___	By:	/s/ Ernest Peters
Ernest Peters Treasurer, Principal Accounting Officer and Director